U.S GLOBAL INVESTORS FUNDS

Global Emerging Markets Fund

SUPPLEMENT DATED FEBRUARY 7, 2011

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2010

Effective February 7, 2011, Mr. Romeo Dator will no longer serve as a member of the Global Emerging Markets Fund’s portfolio management team. All information concerning Mr. Dator in the Fund Management section of the summary prospectus (page 3) and prospectus (page 28, and page 70) is deleted.